Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Low-Load® Variable Universal Life and

Ameritas Low-Load® Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectus Dated May 1, 2016

Ameritas Advisor VUL®

Prospectus Dated May 1, 2019

Ameritas Advisor No-Load VA and Ameritas Advisor II VUL

Prospectuses Dated May 1, 2022

Supplement Dated October 14, 2022

The Board of Trustees of Vanguard Variable Insurance Funds, on behalf of High Yield Bond Portfolio (the "Portfolio") has approved a restructuring of the Portfolio's investment advisory team, adding The Vanguard Group, Inc. as an adviser to the Portfolio through its Fixed Income Group. Wellington Management Company LLP remains an adviser of the Portfolio. Therefore, effective August 29, 2022, The Vanguard Group, Inc. is added as an adviser to the Portfolio Subaccount Investment Option in your Policy prospectus.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 884 10-22